UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): October 13, 2021

ROSE HILL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

981 Davis Dr NW, Atlanta, Georgia 30327		30327
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (607) 279 2371

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 13, 2021, Rose Hill Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 14,375,000 (the “Units”), including 1,875,000 additional Units purchased pursuant to the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-259532) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 15, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated October 13, 2021, by and among the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	The Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated October 13, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Rose Hill Sponsor LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated October 13, 2021, by and among the Company, Rose Hill Sponsor LLC, Cantor Fitzgerald & Co., J.V.B. Financial Group, LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company, Rose Hill Sponsor LLC and J.V.B. Financial Group, LLC (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”) (the “UW Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated October 13, 2021, by and between the Company and Rose Hill Sponsor LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Company completed the private sale of (i) an aggregate of 4,950,000 warrants (the “Sponsor Private Placement Warrants”) to Rose Hill Sponsor LLC at a purchase price of $1.25 per Private Placement Warrant, generating gross proceeds to the Company of $6,187,500, and (ii) an aggregate of 345,000 warrants (the “CCM Private Placement Warrants”) to J.V.B. Financial Group, LLC at a purchase price of $1.25 per Private Placement Warrant, generating gross proceeds to the Company of $431,250.

In addition, simultaneously with the closing of the IPO, pursuant to the UW Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 805,000 warrants (the “UW Private Placement Warrants” and together with the Sponsor Private Placement Warrants and the CCM Private Placement Warrants, the “Private Placement Warrants”) to Cantor at a purchase price of $1.25 per Private Placement Warrant, generating gross proceeds to the Company of $1,006,250.

The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the purchasers thereof or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

The net proceeds from the IPO together with certain of the proceeds from the sale of the Private Placement Warrants, $146,625,000 in the aggregate, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Class A ordinary shares included in the Units sold in the IPO (“public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 15 months from the closing of the IPO, subject to applicable law.

On October 13, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 18, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 13, 2021, by and among the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 13, 2021, by and among the Company, its executive officers, its directors and Rose Hill Sponsor LLC.

10.2	Investment Management Trust Agreement, dated October 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 13, 2021, by and among the Company, Rose Hill Sponsor LLC, Cantor Fitzgerald & Co., J.V.B. Financial Group, LLC and the other holders party thereto.

10.4	Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company and Rose Hill Sponsor LLC and J.V.B. Financial Group, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated October 13, 2021, by and between the Company and Cantor Fitzgerald & Co..

10.6	Administrative Services Agreement, dated October 13, 2021, by and between the Company and Rose Hill Sponsor LLC.

99.1	Press Release, dated October 13, 2021

99.2	Press Release, dated October 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

Date: October 18, 2021	By:	/s/ Albert Hill IV
	Name:	Albert Hill IV
	Title:	Co-Chief Financial Officer and Director